Exhibit 99.1 Nasdaq: CBIO CATALYST BIOSCIENCES Corporate Overview 17 November 2020 CatalystBiosciences.com © Catalyst BiosciencesExhibit 99.1 Nasdaq: CBIO CATALYST BIOSCIENCES Corporate Overview 17 November 2020 CatalystBiosciences.com © Catalyst Biosciences

Forward looking statements

This presentation includes forward-looking statements that involve substantial risks and uncertainties All statements included in this presentation, other than statement of historical facts, are forward-looking statements. Forward-looking statements include statements about the potential benefits of products based on Catalyst's engineered protease platform; potential markets for and advantages of MarzAA and DalcA; plans in Q4 2020 to enroll a pivotal Phase 3 registration study of MarzAA , initiate a Phase 1/2 trial in FVII Deficiency, Glanzmann Thrombasthenia, and patients treated with Hemlibra; the potential for MarzAA and DalcA to effectively and therapeutically treat hemophilia subcutaneously; potential markets for our anticomplement and gene therapy programs; potential payments from Biogen; plans to declare a development candidates in our systemic complement program in Q4 2020; the superiority of CB 2679d-GT over other gene therapy candidates; and the Company's collaboration with Biogen for the development and commercialization of pegylated CB 2782 for the potential treatment of geographic atrophy-associated dry age-related macular degeneration (AMD). Actual results or events could differ materially from the plans, intentions, expectations and projections disclosed in the forward-looking statements.

Various important factors could cause actual results or events to differ materially, including, but not limited to, the risk that trials and studies may be delayed as a result of the novel coronavirus (COVID-19) outbreak and other factors, that trials may not have satisfactory outcomes, that additional human trials will not replicate the results from earlier trials, that potential adverse effects may arise from the testing or use of DalcA or MarzAA, including the generation of neutralizing antibodies, which has been observed in patients treated with DalcA, the risk that costs required to develop or manufacture the Company's products will be higher than anticipated, including as a result of delays in development and manufacturing resulting from COVID-19 and other factors, the risk that Biogen will terminate Catalyst's agreement, competition and other risks described in the "Risk Factors" section of the Company's quarterly report filed with the Securities and Exchange Commission on November 5, 2020, and in other filings with the Securities and Exchange Commission. The Company does not assume any obligation to update any forward-looking statements, except as required by law.

© Catalyst Biosciences

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Catalyst Biosciences – Protease medicines

Protease engineering platform

Late-stage asset

SQ Marzeptacog alfa (activated) MarzAA (FVIIa)

Phase 3 in 2020

Hemophilia

SQ MarzAA (FVIIa)

SQ Dalcinonacog alfa – DalcA (FIX)

Factor IX Gene Therapy

Factor Xa

Complement

IVT Anti-C3 Dry AMD CB 2782-PEG

Biogen

SQ Systemic Complement Inhibitors

© Catalyst Biosciences

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Harnessing the catalytic power of proteases

One protease molecule regulates 1000s of target molecules


Therapeutic protease
Target protein
Specific cleavage site

An adaptable protease platform

- **Demonstrated efficacy of clinical stage assets**
- Functionally enhanced natural proteases (FVIIa, FIX)
- Engineered novel protein degraders (Anti-C3)
- Ideal for high concentration drug targets or controlling amplification cascades
- Potential to address novel targets
- Increased potency and extended half-life variants

© Catalyst Biosciences

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Pipeline

Hemostasis

SQ Marzeptacog alfa (activated) "MarzAA"
Hem A or B with inhibitors – ToB

FVIID/Glanzmann/Hemlibra – ToB

SQ Dalcinonacog alfa "DalcA"
Hem B (rFIX)

FIX-Gene Therapy
Hem B (CB 2679d-GT)

Complement

IVT CB 2782-PEG Biogen
Anti-C3 protease for Dry AMD

SQ systemic complement inhibitors – CB DC


R
PC
P1/2
P2
P3

© Catalyst Biosciences

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Investment highlights


FVIIa
FIX

Novel subcutaneous factors with orphan drug designation; MarzAA & DalcA – P2 efficacy in prophylaxis studies complete

Anti-C3 Dry AMD with Biogen

SQ systemic complement regulator research program

Multibillion-dollar market opportunities

Experienced team

Strong balance sheet, $104M cash – Q3

178 worldwide patents
CBIO retains full ownership of all compounds

© Catalyst Biosciences

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Marzeptacog alfa (activated): MarzAA rFVIIa

Addresses a clear unmet need in hemophilia & other bleeding disorders



P129A
T128N
M298Q
Q286R
Increased procoagulant activity

9-fold higher activity *vs* NovoSeven RT

- Potency allows for SQ dosing that prolongs half-life
- Simple, small volume SQ administration

Preclinical efficacy of SQ on-demand treatment

- HA mouse after tail cut; HA dog; HA rat

P2/3 prophylaxis efficacy & safety in HA or HB with inhibitors

- 46 patients treated including: single dose IV, up to 3 SQ doses/day, & daily SQ up to 97 days

© Catalyst Biosciences

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SQ MarzAA is a large commercial opportunity

Global NovoSeven sales breakdown by indication (2019)



$139M
$63M
$93M
$81M
$263M
$578M
$1.2B
Hem A Inh (47%)
Hem B Inh (11%)
Other (22%)
FVII Def (5%)
Glanzmann (7%)
AHA (8%)

SQ MarzAA has a superior profile

- Faster & easier to administer *vs* N7 dosed every 2 hours IV until hemostasis
- MarzAA SQ half-life ~8x longer than N7
- 9-fold higher activity *vs* N7
- Potential to reduce rebleeding
- Stops bleeding in multiple preclinical models
- Can be combined with Hemlibra *in vitro* without increased thrombogenicity
- Ideal for pediatrics and patients with venous access issues
- Prophylaxis efficacy demonstrated in P2

Source: Adivo Associates market research; Catalyst Biosciences market research. Data on file

© Catalyst Biosciences

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MarzAA could be the first prophylaxis for Glanzmann & FVIID



$121M
$131M
$144M
2017
2018
2019
Global NovoSeven on demand sales Glanzmann, FVIID
Unmet need in prophylaxis

Growing number of Glanzmann and FVIID patients treated with NovoSeven



9% total increase in patients over 3 years

Source: Catalyst Biosciences, Adivo Associates Market Research, Data on file. *Note: Treated patients may be counted multiple times as patients may have multiple bleeding events per year needing factor treatment

© Catalyst Biosciences

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MarzAA is efficacious with daily prophylaxis Phase 2: Daily SQ dosing for 44 – 97 days Annualized bleed rate Proportion of days n = 9 with bleeding n = 9 12.3% 19.8 + Greater than 90% reduction in all bleeding – Median ABR = 0 + 2 subjects had dose escalation from 30 to 60 μg/kg + Safe & well tolerated, ~1% ISR (6/517 doses) & no ADA 0.8%, p = 0.009 1.6, p = 0.009 6 m pre-treatment On treatment 6 m pre-treatment On treatment Mahlangu et al. EAHAD 2020 © Catalyst Biosciences 10MarzAA is efficacious with daily prophylaxis Phase 2: Daily SQ dosing for 44 – 97 days Annualized bleed rate Proportion of days n = 9 with bleeding n = 9 12.3% 19.8 + Greater than 90% reduction in all bleeding – Median ABR = 0 + 2 subjects had dose escalation from 30 to 60 μg/kg + Safe & well tolerated, ~1% ISR (6/517 doses) & no ADA 0.8%, p = 0.009 1.6, p = 0.009 6 m pre-treatment On treatment 6 m pre-treatment On treatment Mahlangu et al. EAHAD 2020 © Catalyst Biosciences 10

Current bypass agents require multiple IVs over the course of hours NovoSeven 6 hours + Patients reported needing an average of 6 hours and 3 injections of NovoSeven 72 to resolve bleeds + Some bleeds take longer Hours 1,2,3 than 72 hours to resolve 1 2 3 Source: NovoSeven PI Rev 7/2020; Adivo Associates market research; Catalyst Biosciences market research. Data on file © Catalyst Biosciences 11Current bypass agents require multiple IVs over the course of hours NovoSeven 6 hours + Patients reported needing an average of 6 hours and 3 injections of NovoSeven 72 to resolve bleeds + Some bleeds take longer Hours 1,2,3 than 72 hours to resolve 1 2 3 Source: NovoSeven PI Rev 7/2020; Adivo Associates market research; Catalyst Biosciences market research. Data on file © Catalyst Biosciences 11

MAA-102: PK MarzAA levels support SQ treatment of a bleed 8 subjects at each dose level 100 60 μg/kg SQ 3-hou 60 μg/kg SQ 3-hourly x3 + Target of 24-120 ng/mL to treat a 60 μg/kg SQ 3-hou 60 μg/kg SQ 3-hourly x2 bleed is based on continuous 60 μg/kg SQ 1x 60 μg/kg SQ 1x 80 infusion levels of NovoSeven for hemostasis during surgery 60 + Target levels are rapidly achieved 40 + Target levels can be maintained for MarzAA M 18 hours with a single SQ dose of target level 20 60 μg/kg + No ADA 0 0 6 12 18 24 30 36 42 48 Hours Neuman et al. ISTH 2020 © Catalyst Biosciences 12 MarzAA (ng/mL) MAA-102: PK MarzAA levels support SQ treatment of a bleed 8 subjects at each dose level 100 60 μg/kg SQ 3-hou 60 μg/kg SQ 3-hourly x3 + Target of 24-120 ng/mL to treat a 60 μg/kg SQ 3-hou 60 μg/kg SQ 3-hourly x2 bleed is based on continuous 60 μg/kg SQ 1x 60 μg/kg SQ 1x 80 infusion levels of NovoSeven for hemostasis during surgery 60 + Target levels are rapidly achieved 40 + Target levels can be maintained for MarzAA M 18 hours with a single SQ dose of target level 20 60 μg/kg + No ADA 0 0 6 12 18 24 30 36 42 48 Hours Neuman et al. ISTH 2020 © Catalyst Biosciences 12 MarzAA (ng/mL)

Crimson 1 Phase 3 study: Treatment of episodic bleeding

Hemophilia A or B with inhibitors, ABR ≥ 8



N = 30
MarzAA SQ
60 µg/kg
1-3 doses
≤5 bleeds per patient
130 bleeds per sequence
SOC IV
1-3 doses
≤5 bleeds per patient
114 bleeds per sequence
N = 30
SOC IV
1-3 doses
≤5 bleeds per patient
130 bleeds per sequence
MarzAA SQ
60 µg/kg
1-3 doses
≤5 bleeds per patient
114 bleeds per sequence

- **Primary endpoint**
  Non-inferior hemostatic efficacy: standard 4-point scale at 24 h
- **Secondary endpoints**
  Time to bleed resolution; number of doses; rescue meds
- **Safety**
  Adverse events, anti-drug antibodies (ADA); thrombosis

Statistics

+ **SOC estimate 85%**
  Excellent/good treatment of bleeds
+ Non-inferiority margin of **12%**
+ **2.5%** significance, one-sided
+ **90%** power

© Catalyst Biosciences

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MAA-202 Phase 1/2 study design

FVII deficiency, Glanzmann thrombasthenia and HA on Hemlibra: N = 8 each

Phase 1 PK

MarzAA IV
each cohort

Single dose

MarzAA SQ

Single dose escalation

Multiple dose Q3H

Phase 2 ToB

MarzAA SQ
1-3 doses

FVIID ≥30 bleeds

GT ≥30 bleeds

HA ≥15 bleeds

- **Phase 1**

  Primary endpoint:
  Pharmacokinetics

  Secondary endpoint:
  Pharmacodynamics

- **Phase 2 ToB**

  Primary endpoint:
  Hemostatic efficacy at 24 hours

  Secondary endpoints:
  Effective hemostasis at successive timepoints; doses needed; rescue meds

  Safety:
  Adverse events and ADA

© Catalyst Biosciences

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Dalcinonacog alfa: novel FIX replacement for SQ delivery


R318Y
Resistance to antithrombin
T343R
R338E
Increased FVIIIa affinity & procoagulant activity

Three amino acid substitutions

+ 22-fold increased potency *vs* BeneFIX

Differentiated from marketed IV FIXs

+ Small volume SQ administration
+ Enhanced pharmacokinetics with prolonged half-life
+ Excellent extravascular distribution
+ Potential to maintain continuous protective levels

© Catalyst Biosciences

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DalcA P2b demonstrated efficacy & safety Target levels >12% achieved with daily SQ 100 IU/kg dosing for 28 days + Dosed 6 severe HB subjects § Subject 102 withdrew on Day 7 + Steady state FIX levels up to 27% achieved after 14 days + No breakthrough bleeds Target + No neutralizing ADA Level + Mild to moderate ISR – transient & Wash-Out self-limiting + Terminal half-life is Days 2.5 - 5.1 days © Catalyst Biosciences 16 Factor IX Activity (%)DalcA P2b demonstrated efficacy & safety Target levels >12% achieved with daily SQ 100 IU/kg dosing for 28 days + Dosed 6 severe HB subjects § Subject 102 withdrew on Day 7 + Steady state FIX levels up to 27% achieved after 14 days + No breakthrough bleeds Target + No neutralizing ADA Level + Mild to moderate ISR – transient & Wash-Out self-limiting + Terminal half-life is Days 2.5 - 5.1 days © Catalyst Biosciences 16 Factor IX Activity (%)

Catalyst's CB 2679d gene therapy for hemophilia B


Engineered Capsid
Novel Transgene
Lower AAV Dose

FIX Transgene	AAV Capsid	Study Dose (vg/kg)	FIX Activity (U/mL)
CB 2679d-GT	**Novel Chimeric**	**$8.0x10^{10}$**	**20**
Padua	TAK-748*	$7.4x10^{11}$	20
Padua	TAK-748*	$7.4x10^{10}$	1

*Weiller *et al.* (2019) *Blood* Vol. 134, Supplement S1 P4633

Stanford University — License & sponsored research agreement

CB 2679d-GT has a superior profile *vs* Padua in preclinical studies

- Stable high activity levels with 1/10th vector dose in mouse model
- 4 to 5-fold reduction in bleeding time when compared to the Padua
- Potential for improved efficacy & safety at 1-2 log reduced dose

Achieved high initial FIX levels in NHP

- Presented at World Federation of Hemophilia Virtual Summit 2020
- Additional vector optimization & dose ranging studies ongoing

Wholly-owned & issued patents covering gene therapy

© Catalyst Biosciences

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Targeting complement – a pathway regulated by proteases

Dysregulated complement activity is associated with a broad range of disorders and a logical fit for our protease platform



Classical pathway
Antigen antibody complexes
Lectin pathway
Pathogen surfaces
Alternate pathway
Activating surfaces and C3 tick-over
C3
C3a
C3b
C5
C5a
C5b
CB 2782-PEG
Targeting C3 blocks downstream complement
Immune response inflammation
Membrane attack complex (MAC)
Autoimmune diseases
Inflammatory diseases
Multiple rare diseases

© Catalyst Biosciences

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CB 2782-PEG long acting anti-C3 protease Best-in-class anti-C3 profile for dry AMD with dosing every 3 to 4 months Non-Human Primates (vitreous) Human Modeling Time (days) Time (days) Predicted >90% elimination of C3 at 4 months © Catalyst Biosciences 19 C3 Concentration (nM) CB 2782-PEG Concentration (nM) C3 Concentration (nM)CB 2782-PEG long acting anti-C3 protease Best-in-class anti-C3 profile for dry AMD with dosing every 3 to 4 months Non-Human Primates (vitreous) Human Modeling Time (days) Time (days) Predicted >90% elimination of C3 at 4 months © Catalyst Biosciences 19 C3 Concentration (nM) CB 2782-PEG Concentration (nM) C3 Concentration (nM)

CB 2782-PEG: Complement factor 3 (C3) cleaving protease Geographic atrophy in dry AMD can result in blindness + Geographic atrophy is an advanced stage of dry age-related macular degeneration (dAMD) + dAMD affects ~1M people in the US and over 5M worldwide + Global market estimated at >$5B + C3 is the only clinically validated target (randomized P2) for the treatment of dAMD + No currently approved therapy Sources: National Eye Institute. Facts About Age-Related Macular Degeneration, Tufail 2015, The Eye Diseases Prevalence Research Group 2004, GlobalData © Catalyst Biosciences 20CB 2782-PEG: Complement factor 3 (C3) cleaving protease Geographic atrophy in dry AMD can result in blindness + Geographic atrophy is an advanced stage of dry age-related macular degeneration (dAMD) + dAMD affects ~1M people in the US and over 5M worldwide + Global market estimated at >$5B + C3 is the only clinically validated target (randomized P2) for the treatment of dAMD + No currently approved therapy Sources: National Eye Institute. Facts About Age-Related Macular Degeneration, Tufail 2015, The Eye Diseases Prevalence Research Group 2004, GlobalData © Catalyst Biosciences 20

CB 2782-PEG long acting anti-C3 protease

Best-in-class anti-C3 profile for dry AMD

+ Generated from Catalyst's proprietary **protease engineering platform**
+ Potent, selective and long acting anti-C3 protease that degrades C3 into inactive fragments
+ Preclinical NHP PK & PD data* predict **best-in-class** human intravitreal dosing three or four times a year

Biogen collaboration

Biogen

+ Announced December 2019
+ $15M upfront, up to $340M in milestones and tiered royalties up to low double digits
+ Catalyst to perform fully funded pre-clinical and manufacturing activities
+ Biogen responsible for IND-enabling activities, worldwide clinical development & commercialization

*Furfine *et al.* ARVO 2019

© Catalyst Biosciences

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CB 4332 SQ long-acting systemic complement regulator Non-human primate PK supports weekly SQ dosing in humans CB 4332 Expanding the complement portfolio + Leverages Catalyst’s proprietary protease engineering platform + Designed for SQ administration with improved bioavailability Parent Functional Molecule + Simple & efficient production process Improvements + Program update in Q4 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Days © Catalyst Biosciences 22 Plasma levelCB 4332 SQ long-acting systemic complement regulator Non-human primate PK supports weekly SQ dosing in humans CB 4332 Expanding the complement portfolio + Leverages Catalyst’s proprietary protease engineering platform + Designed for SQ administration with improved bioavailability Parent Functional Molecule + Simple & efficient production process Improvements + Program update in Q4 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Days © Catalyst Biosciences 22 Plasma level

Milestones – 2020

Q1 2020	Q2 2020	Q3 2020	Q4 2020
✓ EoP2	✓ ToB PK/PD	✓ MAA-102 data	○ Enroll pivotal P3
✓ Interim P2b	✓ Final P2b	✓ Population PK	○ Initiate P1/2 in FVII deficiency, Glanzmann Thrombasthenia, and Hemlibra patients
✓ NextGen vector	✓ NHP efficacy	✓ Biogen	✓ Biogen
✓ Biogen	✓ Biogen		○ Development candidate

✓ MarzAA (FVIIa) ✓ DalcA (FIX) ✓ CB 2679d-GT (FIX gene therapy) ✓ CB 2782-PEG (dAMD) ✓ CB DC (Systemic complement)

© Catalyst Biosciences

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Team

Nassim Usman, Ph.D.
President & CEO

28 years in biotech

Grant Blouse, Ph.D.
SVP Translational Research

13 years in biotech

Clinton Musil, M.B.A
Chief Financial Officer

16 years in biotech & investing/banking

Jeffrey Landau, M.B.A.
SVP Business Development

18 years in biotech

Howard Levy, M.B.B.Ch., Ph.D.
Chief Medical Officer

20 years in hematology

Anju Chatterji, Ph.D.
SVP Biologics Development & Manufacturing

19 years in biotech

© Catalyst Biosciences

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Summary

Disruptive approach to billion-dollar markets – protease engineering platform

FVIIa: SQ MarzAA ~$2.2B market

+ P1 PK/PD & preclinical data supports ToB
+ P2 efficacy & safety demonstrated
+ P3 patient enrollment in Q4 2020

FIX: SQ DalcA >$1.8B market

+ Phase 2b efficacy & safety demonstrated
+ Potential for less frequent dosing

FIX Gene Therapy: CB 2679d-GT

+ Proprietary preclinical gene therapy asset with superior activity and lower dose *vs* current clinical constructs

Anti-C3 dAMD: IVT CB 2782-PEG >$5B market

+ Biogen collaboration
+ $15M upfront, up to $340M in milestones, up to low double digits tiered royalties

SQ systemic complement inhibitor program

+ Large $B+ rare-disease opportunity
+ Multiple indications & applications
+ 1st development candidate in Q4 2020

Well capitalized

+ Cash runway into 2022

© Catalyst Biosciences

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THANK YOU Nasdaq: CBIO CatalystBiosciences.com © Catalyst BiosciencesTHANK YOU Nasdaq: CBIO CatalystBiosciences.com © Catalyst Biosciences